                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                          (AMENDMENT NO. _____________)

Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [_]

Check the appropriate box:
[  ]   Preliminary Proxy Statement
[  ]   Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[  ]   Definitive Additional Materials
[  ]   Soliciting Material Pursuant to " 240.14a-11(c) or " 240.14a-12

                      The Hartford Income Shares Fund, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                    (specify)
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[_]     $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.
[_]     Fee computed on table below per Exchange Act Rules 14a96(i)(4) and O-11.

    (1) Title of each class of securities to which transaction applies:

        ----------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously by written preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

                                                               November 17, 2004

                     THE HARTFORD INCOME SHARES FUND, INC.

Dear Shareholder:

     You are cordially invited to attend the annual meeting of the shareholders of The Hartford Income Shares Fund, Inc. The meeting will take place on December 15, 2004 at 8:30 a.m. Eastern Time at the offices of Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut.

     Additionally, we request that you complete the enclosed Proxy Card for the upcoming meeting. As explained in the enclosed Proxy Statement, the purpose of the meeting is to elect the Fund's Board of Directors and ratify the selection of Ernst & Young LLP as independent public accountants for the Fund. The Fund's Board of Directors has reviewed and approved these proposals and recommends that you vote FOR each proposal.

     The attached Proxy Statement provides more information on these proposals. Please read it carefully and return your completed Proxy Card in the enclosed, addressed, postage-paid envelope, or take advantage of the telephonic or Internet voting procedures described in the Proxy Statement. If you have any questions in connection with these materials please call us at 1-888-843-7824.

                                           Very truly yours,

                                           /s/ David M. Znamierowski
                                           David M. Znamierowski
                                           President

                     THE HARTFORD INCOME SHARES FUND, INC.
                             500 BIELENBERG DRIVE,
                           WOODBURY, MINNESOTA 55125

                        MAILING ADDRESS: P.O. BOX 64387,
                           ST. PAUL, MINNESOTA 55164

                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING

                        TO BE HELD ON DECEMBER 15, 2004

     The annual meeting of the shareholders of The Hartford Income Shares Fund, Inc. (the "Company") will be held at the offices of Hartford Life Insurance Company ("Hartford Life"), 200 Hopmeadow Street, Simsbury, Connecticut, on Wednesday, December 15, 2004, at 8:30 a.m. Eastern Time for the following purposes:

     1. TO ELECT A BOARD OF DIRECTORS CONSISTING OF THE SEVEN NOMINEES DESCRIBED IN THE ATTACHED PROXY STATEMENT.

     2. TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF THE COMPANY OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JULY 31, 2005.

     3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     Shareholders of record on October 29, 2004 are the only persons entitled to notice of and to vote at the meeting.

     Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE THE COMPANY ANY FURTHER SOLICITATION EXPENSE. An addressed envelope for which no postage is required is enclosed.

                                           /s/ Kevin J. Carr
                                           Kevin J. Carr
                                           Secretary

Dated: November 17, 2004

                     THE HARTFORD INCOME SHARES FUND, INC.
                500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
           MAILING ADDRESS: P.O. BOX 64387, ST. PAUL, MINNESOTA 55164

                                PROXY STATEMENT

                     ANNUAL MEETING OF THE SHAREHOLDERS --
                               DECEMBER 15, 2004

     The enclosed proxy card is solicited by the Board of Directors of The Hartford Income Shares Fund, Inc. (the "Company") in connection with the annual meeting of shareholders of the Company to be held on Wednesday, December 15, 2004 beginning at 8:30 a.m. (Eastern Standard Time) and at any adjournment (rescheduling) of the meeting. The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Shareholders' Meeting and this Proxy Statement, will be paid by the Company, and such mailing will take place on approximately November 17, 2004. Representatives of Hartford Administrative Services Company ("HASCO"), the dividend disbursement agent for the Company, and Hartford Life Insurance Company ("Hartford Life"), without cost to the Company, may solicit proxies for the management of the Company by means of mail, telephone, or personal calls. The address of HASCO is that of the Company as provided above. Hartford Life, and Hartford Investment Financial Services, LLC ("HIFSCO"), which serves as the Company's investment adviser, principal underwriter and administrator, are principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

     Shareholders may revoke authority to vote their shares by giving written notice of revocation to the Secretary of the Company. Unless revoked, properly executed proxy cards that have been returned by shareholders without instructions will be voted "for" each proposal. In instances where choices are specified by the shareholders in the proxy card, those shareholders' votes will be voted or the votes will be withheld in accordance with the shareholders' choices. With regard to the election of directors, votes may be cast for all nominees or for all nominees except those indicated, or withheld for all nominees. Abstentions may be specified for Proposal II (ratification of independent public accountants). Abstentions and broker non-votes (proxy cards received by the Company from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the meeting, and will have the same effect as a vote "against" Proposal II. Broker non-votes will not be counted in favor of, but will have no other effect on Proposal I. So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

     In addition to completing and returning the enclosed proxy card, shareholders are also able to vote their shares by touchtone telephone or by Internet by following the instructions included with the proxy card accompanying this Proxy Statement. To vote by Internet or by telephone, shareholders can access the website or call the toll-free number listed on the proxy card. To vote by Internet or by telephone, shareholders will need the "control number" that appears on the proxy card. After inputting this number, shareholders will be prompted to provide their voting instructions on the proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.

     Only those shareholders owning shares as of the close of business on October 29, 2004 may vote at the meeting or any adjournments of the meeting. As of that date, there were issued and outstanding 12,986,883 common shares, $0.001 par value. Common shares represent the only class of securities of the Company. Each shareholder is entitled to one vote for each share held. As a shareholder, you will not have appraisal rights in connection with the proposals described in this Proxy Statement.

     In order to have a quorum and hold the annual meeting, shareholders owning a majority of the shares of the Company entitled to vote at the meeting must be present in person or by proxy. If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of votes. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy.

     A copy of the Company's most recent annual report is available upon request. If you would like to receive a copy, please contact the Company at P.O. Box 64387, St. Paul, Minnesota 55164 or call 1-888-843-7824, and a copy will be sent, without charge, by first class mail within three business days of your request.

                                SHARE OWNERSHIP

     The following table sets forth the dollar range of equity securities beneficially owned by each director of the Company and on an aggregate basis in any registered investment companies overseen by the director within the Hartford Fund Family as a group, as of September 30, 2004.

                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                    SECURITIES IN ALL REGISTERED
                             DOLLAR RANGE OF      INVESTMENT COMPANIES OVERSEEN BY
                            EQUITY SECURITIES      DIRECTOR IN THE HARTFORD FUND
BENEFICIAL OWNER              IN THE COMPANY                  FAMILY*
----------------           --------------------   --------------------------------
NON-INTERESTED DIRECTORS
Lynn S. Birdsong.........          None                 $10,001-$50,000
Dr. Robert M. Gavin......          None                  Over $100,000
Duane E. Hill............          None                       None
Phillip O. Peterson......          None                 $10,001-$50,000
Millard H. Pryor, Jr.....          None                 $50,001-$100,000

INTERESTED DIRECTORS
Thomas M. Marra..........          None                  Over $100,000
Lowndes A. Smith.........          None                  Over $100,000

---------------

* The Hartford Fund Family currently consists of four open-end investment companies and one closed-end investment company.

     As of September 30, 2004, all directors and officers as a group owned less than 1% of the outstanding shares of the Company. As of this date, no person, to the knowledge of Company management, owned of record or beneficially, more than 5% of the voting shares of the Company.

     As of the same date, none of the non-interested directors (or their immediate family members) had share ownership in securities of the Company's investment adviser, principal underwriter or in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Company (not including registered investment companies).

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

     At the meeting, shareholders will be asked to elect seven members to the Company's Board of Directors. It is intended that the enclosed proxy card will be voted for the election of the seven persons named below as directors unless such authority has been withheld in the proxy card. All of the nominees currently serve as directors of the Company. The term of office of persons elected will be until the next annual meeting of the shareholders or until their successors are elected and shall qualify. Pertinent information regarding each nominee's principal occupation and business experience during at least the past five years, number of portfolios overseen and other directorships held is set forth below. The mailing address of each nominee is: c/o Secretary, The Hartford Income Shares Fund, Inc., 200 Hopmeadow Street, Simsbury, CT 06089.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND            OTHER
                       POSITION HELD   TERM OF OFFICE*                                   COMPLEX      DIRECTORSHIPS
                         WITH THE       AND LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
NAME AND AGE              COMPANY        TIME SERVED         DURING PAST 5 YEARS        DIRECTOR        DIRECTOR
------------           -------------   ---------------   ---------------------------  -------------   -------------
LYNN S.
 BIRDSONG(1,2).......  Director        Since 2003        From 1979 to 2002, Mr.            76         Independent
(age 58)                                                 Birdsong was a managing                      Director of
                                                         director of Zurich Scudder                   the Atlantic
                                                         Investments, an investment                   Whitehall
                                                         management firm. Since                       Funds and The
                                                         1981, Mr. Birdsong has been                  Japan Fund
                                                         a partner in Birdsong
                                                         Company, an advertising
                                                         specialty firm. He is also
                                                         a Director of The Hartford
                                                         Mutual Funds, Inc., The
                                                         Hartford Mutual Funds II,
                                                         Inc., Hartford Series Fund,
                                                         Inc. and Hartford HLS
                                                         Series Fund II, Inc.

DR. ROBERT M.
 GAVIN(1,2)..........  Director and    Director since    Dr. Gavin is an educational       76         N/A
(age 64)               Chairman of      1986 and         consultant. Prior to
                       the Board        Chairman of      September 1, 2001, he was
                                        the Board        President of Cranbrook
                                        since 2004       Education Community; and
                                                         prior to July 1996, he was
                                                         President of Macalester
                                                         College, St. Paul,
                                                         Minnesota. He is also a
                                                         Director of The Hartford
                                                         Mutual Funds, Inc., The
                                                         Hartford Mutual Funds II,
                                                         Inc., Hartford Series Fund,
                                                         Inc. and Hartford HLS
                                                         Series Fund II, Inc.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND            OTHER
                       POSITION HELD   TERM OF OFFICE*                                   COMPLEX      DIRECTORSHIPS
                         WITH THE       AND LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
NAME AND AGE              COMPANY        TIME SERVED         DURING PAST 5 YEARS        DIRECTOR        DIRECTOR
------------           -------------   ---------------   ---------------------------  -------------   -------------
DUANE E. HILL(1,2)...
(age 59)               Director         Since 2002       Mr. Hill is Partner               76         N/A
                                                         Emeritus and a founding
                                                         partner of TSG Capital
                                                         Group, a private equity
                                                         investment firm that serves
                                                         as sponsor and lead
                                                         investor in leveraged
                                                         buyouts of middle market
                                                         companies. Mr. Hill is also
                                                         a Partner of TSG Ventures
                                                         L.P., a private equity
                                                         investment company that
                                                         invests primarily in
                                                         minority-owned small
                                                         businesses. He is also a
                                                         Director of The Hartford
                                                         Mutual Funds, Inc., The
                                                         Hartford Mutual Funds II,
                                                         Inc., Hartford Series Fund,
                                                         Inc. and Hartford HLS
                                                         Series Fund II, Inc.

PHILLIP O.
 PETERSON(1,2).......  Director        Since 2000        Mr. Peterson is a mutual          76         N/A
(age 59)                                                 fund industry consultant.
                                                         He was a partner of KPMG
                                                         LLP until July 1999. In
                                                         January 2004, Mr. Peterson
                                                         was appointed independent
                                                         president of the Strong
                                                         Mutual Funds. He is also a
                                                         Director of The Hartford
                                                         Mutual Funds, Inc., The
                                                         Hartford Mutual Funds II,
                                                         Inc., Hartford Series Fund,
                                                         Inc. and Hartford HLS
                                                         Series Fund II, Inc.
MILLARD H. PRYOR,
 JR.(1,2)............  Director        Since 2002        Mr. Pryor has served as           76         Mr. Pryor is
(age 71)                                                 Managing Director of Pryor                   a Director of
                                                         & Clark Company (real                        Infodata
                                                         estate investment),                          Systems, Inc.
                                                         Hartford, Connecticut,                       (software
                                                         since June 1992. He is also                  company) and
                                                         a Director of The Hartford                   CompuDyne
                                                         Mutual Funds, Inc., The                      Corporation
                                                         Hartford Mutual Funds II,                    (security
                                                         Inc., Hartford Series Fund,                  products and
                                                         Inc. and Hartford HLS                        services).
                                                         Series Fund II, Inc.

NOMINEES FOR ELECTION AS INTERESTED DIRECTORS

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND            OTHER
                       POSITION HELD   TERM OF OFFICE*                                   COMPLEX      DIRECTORSHIPS
                         WITH THE       AND LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
NAME AND AGE              COMPANY        TIME SERVED         DURING PAST 5 YEARS        DIRECTOR        DIRECTOR
------------           -------------   ---------------   ---------------------------  -------------   -------------
THOMAS M. MARRA**....
(age 46)               Director        Since 2002        Mr. Marra is President and        76         Mr. Marra is
                                                         Chief Operating Officer of                   a member of
                                                         Hartford Life, Inc.                          the Board of
                                                         ("Hartford Life"). He is                     Directors of
                                                         also a member of the Board                   The Hartford
                                                         of Directors and a member
                                                         of the Office of the
                                                         Chairman for The Hartford
                                                         Financial Services Group,
                                                         Inc. ("The Hartford"), the
                                                         parent company of Hartford
                                                         Life. Mr. Marra was named
                                                         President of Hartford Life
                                                         in 2001 and COO in 2000,
                                                         and served as Director of
                                                         Hartford Life's Investment
                                                         Products Division from 1998
                                                         to 2000. He was head of
                                                         Hartford Life's Individual
                                                         Life and Annuities Division
                                                         from 1994 to 1998 after
                                                         being promoted to Senior
                                                         Vice President in 1994 and
                                                         to Executive Vice President
                                                         in 1996. Mr. Marra is also
                                                         a Managing Member and
                                                         President of HIFSCO and HL
                                                         Investment Advisors, LLC
                                                         ("HL Advisors"). He served
                                                         as Chairman of the Board of
                                                         the Company from 2002 to
                                                         2004. He currently serves
                                                         as a Director of The
                                                         Hartford Mutual Funds,
                                                         Inc., The Hartford Mutual
                                                         Funds II, Inc., Hartford
                                                         Series Fund, Inc. and
                                                         Hartford HLS Series Fund
                                                         II, Inc. and served as
                                                         Chairman of these companies
                                                         from 2002 to 2004.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                          FUND            OTHER
                       POSITION HELD   TERM OF OFFICE*                                   COMPLEX      DIRECTORSHIPS
                         WITH THE       AND LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
NAME AND AGE              COMPANY        TIME SERVED         DURING PAST 5 YEARS        DIRECTOR        DIRECTOR
------------           -------------   ---------------   ---------------------------  -------------   -------------
LOWNDES A. SMITH**...
(age 65)               Director        Since 2002        Mr. Smith served as Vice          76         Mr. Smith is
                                                         Chairman of The Hartford                     a Director of
                                                         from February 1997 to                        White
                                                         January 2002, as President                   Mountains
                                                         and Chief Executive Officer                  Insurance
                                                         of Hartford Life, Inc. from                  Group, Ltd.
                                                         February 1997 to January
                                                         2002, and as President and
                                                         Chief Operating Officer of
                                                         The Hartford Life Insurance
                                                         Companies from January 1989
                                                         to January 2002. He is also
                                                         a Director of The Hartford
                                                         Mutual Funds, Inc., The
                                                         Hartford Mutual Funds II,
                                                         Inc., Hartford Series Fund,
                                                         Inc. and Hartford HLS
                                                         Series Fund II, Inc.

---------------

* Each director serves until his or her death, resignation, or retirement or until the next annual meeting of stockholders, if any, is held and his or her successor is elected and qualifies.

** Denotes the director who is an interested person, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company. Mr. Marra is an interested director of the Company due to the positions he holds with affiliates of the Company, including serving as Managing Member and President of HIFSCO. Mr. Smith is an interested director of the Company because he owns stock of the parent company of HIFSCO, the Company's investment adviser.

(1)   Member of the Audit Committee of the Board of Directors.

(2)   Member of the Nominating Committee of the Board of Directors

     The Board of Directors recommends that shareholders vote in favor of the seven individuals listed as Nominees for Election to serve as directors of the Company. A plurality of the votes properly cast in person or by proxy at the meeting is required for the election of directors. This means that the seven nominees receiving the highest number of "FOR" votes will be elected. Unless otherwise instructed, the proxies will vote for the seven nominees. All of the nominees have consented to serve as directors if elected. In the event any of the nominees are not candidates for election at the meeting, the proxies may vote for such other persons according to their best judgment. Nothing currently indicates that such a situation will arise.

                                  PROPOSAL TWO
                                RATIFICATION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or of its investment adviser. The 1940 Act provides that the selection be submitted for ratification or rejection by the shareholders at an annual meeting.

     On July 27, 2004, the Board of Directors, upon the recommendation of the Audit Committee, determined to select the firm of Ernst & Young LLP ("E&Y") as independent auditors of the Company for the fiscal year ending July 31, 2005. E&Y served as independent auditors of the Company for the fiscal year's ended July 31, 2004 and July 31, 2003.

     The Board of Directors recommends that shareholders vote in favor of the ratification of E&Y as the independent public accountants for the Company. The affirmative vote of a majority of the shares represented at the meeting, provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants. Unless otherwise instructed, the proxies will vote for the ratification of the selection of E&Y as the Company's independent public accountants.

                            MANAGEMENT COMPENSATION

     The Company pays no compensation to any director or officer who is an officer or employee of HIFSCO, HASCO, Hartford Life or any affiliated company. During the fiscal year ended July 31, 2004, the Company paid a fee to each director who is not an officer or employee of HIFSCO, HASCO or Hartford Life.

     The following table sets forth the compensation that each director received during the fiscal year ended July 31, 2004 from the entire Fund Complex (which includes the Company and other Hartford-sponsored mutual funds) and the portion from the Company.

                                                                                                TOTAL
                                                         PENSION                            COMPENSATION
                                                        RETIREMENT         ESTIMATED      PAID TO DIRECTORS
                                     AGGREGATE       BENEFITS ACCRUED   ANNUAL BENEFITS    BY ALL FUNDS IN
NAME OF PERSON,                     COMPENSATION        AS PART OF           UPON         THE HARTFORD FUND
POSITION                          FROM THE COMPANY    FUND EXPENSES       RETIREMENT          COMPLEX*
---------------                   ----------------   ----------------   ---------------   -----------------
NON-INTERESTED DIRECTORS
Lynn S. Birdsong................      $157.45             None              None             $116,000.00
Winifred E. Coleman.............      $139.65             None              None             $101,500.00
Dr. Robert M. Gavin.............      $160.56             None              None             $118,500.00
Duane E. Hill...................      $160.56             None              None             $118,500.00
Phillip O. Peterson.............      $150.65             None              None             $110,500.00
Millard H. Pryor, Jr............      $163.07             None              None             $120,500.00
INTERESTED DIRECTORS
Thomas M. Marra.................         None             None              None                    None
Lowndes A. Smith................      $140.56             None              None             $103,000.00

---------------

* There were five registered investment companies included in the Hartford Fund Complex during the fiscal year ended July 31, 2004. For the fiscal year ending July 31, 2005, the annual retainer fee paid to directors by all Funds in the Hartford Fund Complex has been increased by $15,000 and the per meeting fee has been increased by $1,500.

              BOARD MEETINGS, COMMITTEES AND OTHER RELATED MATTERS

     The Company has an Audit Committee and a Nominating Committee of the Board of Directors. The Company does not have a standing compensation committee of the Board of Directors. The Board has adopted written charters for the Audit Committee and Nominating Committee, copies of which are not available on the Company's website, but are attached to this Proxy Statement as Appendix A and Appendix B, respectively.

     During the Company's fiscal year ended July 31, 2004, there were ten meetings of the Board of Directors, three meetings of the Nominating Committee and five meetings of the Audit Committee. No members of the Board of Directors attended last year's annual meeting. Mr. Znamierowski, President of the Company, attended last year's annual meeting which was held on December 16, 2004. No director attended or participated telephonically in fewer than 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such director served, with the exception of Winifred E. Coleman.

     On October 29, 2004, the New York Attorney General's Office informed The Hartford Financial Services Group, Inc. ("Hartford"), the indirect parent to the Company's investment adviser, that the Attorney General is conducting an investigation with respect to the timing of the sale by Thomas Marra, a director of the Company, of 217,074 shares of Hartford's common stock on September 21, 2004. The sale occurred shortly after the issuance of subpoenas dated September 17, 2004 by the New York Attorney General's Office. Hartford has engaged outside counsel to review the circumstances related to the transaction and is fully cooperating with the New York Attorney General's Office. On the basis of that review, Hartford has determined that Mr. Marra complied with Hartford's applicable internal trading policies and procedures.

     Shareholders wishing to send communications to the Board may communicate with members of the Board of Directors by submitting a written communication directed to the Board of Directors in care of the Company's Secretary at c/o Secretary, The Hartford Income Shares Fund, Inc., 200 Hopmeadow Street, Simsbury, CT 06089.

THE NOMINATING COMMITTEE

     The Nominating Committee's function is to screen and select nominees for election. For the fiscal year ending July 31, 2004, the Nominating Committee was comprised of the non-interested Directors: Mr. Birdsong, Ms. Coleman, Dr. Gavin, Mr. Hill, Mr. Peterson and Mr. Pryor. There were three meetings of the Nominating Committee held during the fiscal year ended July 31, 2004.

     The Nominating Committee will consider nominees for non-interested directors recommended by shareholders if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria. Shareholders wishing to submit recommendations for nominees must send a letter to the chairperson of the Nominating Committee, in care of the Secretary of the Company at 200 Hopmeadow Street, Simsbury, CT 06089, and must include, at a minimum: (i) the shareholder's contact information; (ii) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of Company shares owned by the proposed nominee; (iii) a statement as to whether the nominee is an "interested person" of the Company as defined in Section 2(a)(19) of the 1940 Act, and appropriate documentation to support the statement; (iv) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and (v) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Company's proxy statement, if so designated by the Nominating Committee and the Company's Board of Directors. A shareholder nominee recommendation must be received by the Nominating Com-mittee within a reasonable time period prior to the proxy submission. A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Nominating Committee. Candidates submitted by shareholders are evaluated according to the same criteria as other non-interested director candidates. The Nominating Committee has not received a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the Company's voting shares for at least one year.

     Care is given to ensure that the individual members of the Board bring to their deliberations education, work and personal experiences that would improve the value provided to the shareholders. In order to maintain the vitality of the panel, the Board of Directors and the Nominating Committee have set a mandatory retirement age of 72. The following criteria for nominees should be considered as a minimum requirement for consideration as a non-interested director:

     - Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity;

     - College degree or business experience equivalent to a college degree;

     - At least one non-interested director should have an investment background and at least one director should have a financial/accounting background;

     - Personal accomplishments that would provide ready acceptance by shareholders that the individual was capable of representing their interests;

     - An ability to invest in Hartford funds;

     - A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders;

     - A person of high ethical standards;

     - Must meet minimum standards set out in the Company's audit committee charter; and

     - Must be "financially literate" as that term is defined under New York Stock Exchange rules. For these purposes, this means the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through Company-sponsored training programs.

     The Nominating Committee may, in its sole discretion, hire third parties at the expense of the Company to assist it with identifying, screening and evaluating nominees, although it has not done so in connection with the current nominees.

THE AUDIT COMMITTEE

     The Audit Committee currently consists of all non-interested directors of the Company. Each member of the Audit Committee is considered to be "independent" within the meaning of the rules of the New York Stock Exchange. The Audit Committee met five times during the fiscal year ended July 31, 2004.

     The charter for the Audit Committee, attached hereto as Appendix A, sets forth the Audit Committee's responsibilities. The purposes and scope of responsibilities of the Audit Committee are to assist board oversight of (a) the Company's accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of the service providers; (b) the quality, objectivity and integrity of the Company's financial statements and the independent audit thereof; (c) the Company's compliance with legal and regulatory requirements; (d) the qualifications and independence of the Company's independent accountant; and (e) to act as liaison between the Company's independent accountants and the full Board of Directors. The Company's independent accountants shall report directly to the Audit Committee. The Audit Committee shall report regularly to the Board of Directors.

     Management is responsible for maintaining appropriate systems for accounting. The Company's independent accountants are responsible for conducting a proper audit of the Company's financial statements and are ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject to ratification by the non-interested directors and, if applicable, to ratification by Company shareholders) and evaluate the Company's independent accountants, to determine the compensation of the Company's independent accountants and, where appropriate, to replace the Company's independent accountants.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the indepen-dent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     The Company's independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountants' independence.

     Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommends to the Board of Directors that the audited financial statements for the Company's most recent fiscal year ended July 31, 2004 be included in the Company's Annual Report filed with the Securities and Exchange Commission.

The Audit Committee

Lynn S. Birdsong
Winifred E. Coleman
Dr. Robert M. Gavin
Duane E. Hill
Phillip O. Peterson
Millard H. Pryor, Jr.

                              INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee, the Board selected the firm of Ernst & Young LLP ("E&Y") as independent auditors of the Company for the fiscal year ending July 31, 2005. E&Y served as independent auditors of the Company for the fiscal years ended July 31, 2003 and July 31, 2004.

     AUDIT FEES. The aggregate fees billed by E&Y for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended July 31, 2003 and 2004 were $25,000 and $25,000, respectively.

     AUDIT-RELATED FEES. No fees were billed by E&Y for professional services rendered that are related to the audit of the Company's annual financial statements but not reported under "Audit-Fees" above for the fiscal years ended July 31, 2003 and 2004. Aggregate fees in the amount of $35,750 and $37,500 for the fiscal years ended July 31, 2003 and 2004, respectively, were billed by E&Y to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Company. These fees relate to an annual review of internal controls, as required by regulation, for HASCO, an affiliate which provides transfer agency services to the Company and over 30 other mutual funds in the Hartford Fund Family.

     TAX FEES. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended July 31, 2003 and 2004 were $2,500 and $2,550, respectively. No fees were billed by E&Y for such services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Company and subject to pre-approval by the Audit Committee, for the fiscal years ended July 31, 2003 and 2004.

     ALL OTHER FEES. No fees were billed by E&Y for professional services rendered for products and services other than those described above for the fiscal years ended July 31, 2003 and 2004, nor were any fees billed by E&Y for such services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Company and subject to pre-approval by the Audit Committee, for those fiscal years.

     The Audit Committee has considered whether the services described above are compatible with E&Y's independence. The Audit Committee has also considered whether the provision of all other non-audit services rendered to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, is compatible with maintaining E&Y's independence. The Audit Committee has adopted pre-approval policies and procedures pursuant to which the engagement of any accountant is approved. Such procedures govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the auditor provides to the Company and to the Company's investment adviser and to affiliates of the adviser that provide ongoing services to the Company. In accordance with this policy, the Audit Committee has given its approval for the provision of audit services by E&Y for the fiscal year ending July 31, 2005 and has also given its general pre-approval for the provision by E&Y of certain types of audit-related, tax and permitted non-audit services. Services which have not received pre-approval must receive specific approval of the Audit Committee. The Audit Committee is informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committee's responsibilities to management. Pre-approval has not been waived in respect of services described under "Audit-Related Fees," "Tax Fees" and "All Other Fees," since the pre-approval procedures were adopted by the Audit Committee.

     The aggregate non-audit fees billed by E&Y for services rendered to the Company and to HIFSCO, or an affiliate thereof that provides ongoing services to the Company, for the fiscal years ended July 31, 2003 and 2004, amounted to $38,250 and $40,550, respectively.

     Representatives of E&Y are not expected to be present at the meeting, but will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

                       EXECUTIVE OFFICERS OF THE COMPANY

     Information about each executive officer's position and term of office with the Company and business experience during at least the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. Compensation paid to the executive officers of the Company is paid by Hartford Life or its affiliates. No executive officer receives any compensation from the Company.

                                                    BUSINESS EXPERIENCE DURING
NAME AND (AGE)            POSITION/TERM OF OFFICE        PAST FIVE YEARS
--------------            ------------------------  --------------------------
David M. Znamierowski
  (44)..................  President since 2001      President, Hartford
                                                    Investment Management
                                                    Company ("Hartford
                                                    Investment"), Executive
                                                    Vice President and Chief
                                                    Investment Officer for
                                                    Hartford Life, Senior Vice
                                                    President, Hartford Life,
                                                    Inc., Managing Member and
                                                    Senior Vice President of
                                                    HIFSCO and HL Investment
                                                    Advisors, LLC ("HL
                                                    Advisors"), Group Senior
                                                    Vice President and Chief
                                                    Investment Officer of The
                                                    Hartford, and President of
                                                    The Hartford Mutual Funds,
                                                    Inc., The Hartford Mutual
                                                    Funds II, Inc., Hartford
                                                    HLS Series Fund, Inc. and
                                                    Hartford HLS Series Fund
                                                    II, Inc.
Robert W. Beltz, Jr.
  (55)..................  Vice President since      Vice President, Securities
                          1993                      Operations of HASCO,
                                                    Assistant Vice President
                                                    of Hartford Life Insurance
                                                    Company, Vice President of
                                                    The Hartford Mutual Funds,
                                                    Inc., The Hartford Mutual
                                                    Funds II, Inc., The
                                                    Hartford Income Shares
                                                    Fund, Inc., Hartford
                                                    Series Fund, Inc. and
                                                    Hartford HLS Series Fund
                                                    II, Inc since December
                                                    2001.

                                                    BUSINESS EXPERIENCE DURING
NAME AND (AGE)            POSITION/TERM OF OFFICE        PAST FIVE YEARS
--------------            ------------------------  --------------------------
Kevin J. Carr (50)......  Vice President since      Assistant General Counsel
                          2001, Secretary since     since 1999, Counsel since
                          2002, Assistant           November 1996 and
                          Secretary, 2001-2002      Associate Counsel since
                                                    November 1995 of The
                                                    Hartford, Vice President,
                                                    Assistant Secretary of HL
                                                    Advisors and HIFSCO,
                                                    Assistant Secretary,
                                                    Hartford Investment, and
                                                    Vice President and
                                                    Secretary of The Hartford
                                                    Mutual Funds, Inc., The
                                                    Hartford Mutual Funds II,
                                                    Inc., The Hartford Income
                                                    Shares Fund, Inc.,
                                                    Hartford Series Fund, Inc.
                                                    and Hartford HLS Series
                                                    Fund II, Inc.
William H. Davison, Jr.
  (47)..................  Vice President since      Managing Director and
                          2002                      Director of the Funds
                                                    Management Group of
                                                    Hartford Investment
                                                    Management, Senior Vice
                                                    President of HIFSCO and HL
                                                    Advisors, and Vice
                                                    President of The Hartford
                                                    Mutual Funds, Inc., The
                                                    Hartford Mutual Funds II,
                                                    Inc., The Hartford Income
                                                    Shares Fund, Inc.,
                                                    Hartford Series Fund, Inc.
                                                    and Hartford HLS Series
                                                    Fund II, Inc.

                                                    BUSINESS EXPERIENCE DURING
NAME AND (AGE)            POSITION/TERM OF OFFICE        PAST FIVE YEARS
--------------            ------------------------  --------------------------
Tamara L. Fagely (46)...  Treasurer since 1993,     Vice President of HASCO
                          Vice President since      since 1998; prior to 1998,
                          1996 and Controller       Second Vice President of
                          since 2001                HASCO; Controller for
                                                    HIFSCO, Vice President,
                                                    Controller and Treasurer
                                                    of The Hartford Mutual
                                                    Funds, Inc. and The
                                                    Hartford Mutual Funds II,
                                                    Inc. since 2001, Vice
                                                    President, Controller and
                                                    Treasurer of Hartford
                                                    Series Fund, Inc. and
                                                    Hartford HLS Series Fund
                                                    II, Inc. since 2004, and
                                                    Assistant Vice President
                                                    of Hartford Life since
                                                    December 2001.
Bruce W. Ferris (49)....  Vice President since      Senior Vice President and
                          2002                      Director of Sales and
                                                    Marketing in the
                                                    Investment Products
                                                    Division of Hartford Life,
                                                    Managing Member of HL
                                                    Advisors, and Vice
                                                    President of The Hartford
                                                    Mutual Funds, Inc., The
                                                    Hartford Mutual Funds II,
                                                    Inc., The Hartford Income
                                                    Shares Fund, Inc.,
                                                    Hartford Series Fund, Inc.
                                                    and Hartford HLS Series
                                                    Fund II, Inc.
Mary Jane Fortin (40)...  Vice President since      Senior Vice President and
                          2003                      Director of Mutual Funds
                                                    and 529 Programs for
                                                    Hartford Life, Vice
                                                    President of The Hartford
                                                    Mutual Funds, Inc., The
                                                    Hartford Mutual Funds II,
                                                    Inc., The Hartford Income
                                                    Shares Fund, Inc.,
                                                    Hartford Series Fund, Inc.
                                                    and Hartford HLS Series
                                                    Fund II, Inc.

                                                    BUSINESS EXPERIENCE DURING
NAME AND (AGE)            POSITION/TERM OF OFFICE        PAST FIVE YEARS
--------------            ------------------------  --------------------------
George R. Jay (52)......  Vice President since      Assistant Vice President
                          2001                      of Hartford Life and
                                                    Director of Broker-Dealer
                                                    Compliance. Vice President
                                                    and Chief Compliance
                                                    Officer of The Hartford
                                                    Mutual Funds, Inc., The
                                                    Hartford Mutual Funds II,
                                                    Inc., Hartford Series
                                                    Fund, Inc., and Hartford
                                                    HLS Series Fund II, Inc.
Stephen T. Joyce (45)...  Vice President since      Senior Vice President and
                          2001                      Director of the
                                                    Institutional Solutions
                                                    Group for Hartford Life,
                                                    Senior Vice President of
                                                    HL Advisors, Vice
                                                    President of The Hartford
                                                    Mutual Funds, Inc., The
                                                    Hartford Mutual Funds II,
                                                    Inc., The Hartford Income
                                                    Shares Fund, Inc.,
                                                    Hartford Series Fund, Inc.
                                                    and Hartford HLS Series
                                                    Fund II, Inc. Previously,
                                                    he served as Vice
                                                    President (1997-1999) and
                                                    of Hartford Life.
David N. Levenson (38)..  Vice President since      Senior Vice President
                          2001                      since 2000 and Vice
                                                    President (1995-2000) of
                                                    Hartford Life; Senior Vice
                                                    President of HIFSCO and HL
                                                    Advisors, and Vice
                                                    President of The Hartford
                                                    Mutual Funds, Inc., The
                                                    Hartford Mutual Funds II,
                                                    Inc., The Hartford Income
                                                    Shares Fund, Inc.,
                                                    Hartford Series Fund, Inc.
                                                    and Hartford HLS Series
                                                    Fund II, Inc.

                                                    BUSINESS EXPERIENCE DURING
NAME AND (AGE)            POSITION/TERM OF OFFICE        PAST FIVE YEARS
--------------            ------------------------  --------------------------
John C. Walters (42)....  Vice President since      Executive Vice President
                          2001                      and Director of the
                                                    Investment Products
                                                    Division of Hartford Life,
                                                    Managing Member and
                                                    Executive Vice President
                                                    of HIFSCO and HL Advisors,
                                                    Vice President of The
                                                    Hartford Mutual Funds,
                                                    Inc., The Hartford Mutual
                                                    Funds II, Inc., The
                                                    Hartford Income Shares
                                                    Fund, Inc., Hartford
                                                    Series Fund, Inc. and
                                                    Hartford HLS Series Fund
                                                    II, Inc.

                                 OTHER MATTERS

     Management does not intend to present any business to the meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Company.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on the Company records and other information, the Company believes that all SEC filing requirements applicable to its directors and officers pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to the Company's fiscal year ending July 31, 2004, were satisfied, except that due to an administrative oversight, a Form 3 for Lisa Audet, Assistant Portfolio Manager, indicating that she is a reporting person, was not timely filed but has since been filed.

                             SHAREHOLDER PROPOSALS

     Proposals of Company shareholders intended to be presented at the fiscal 2005 annual shareholders' meeting must be received at the Company's offices by July 20, 2005, in order to be considered for inclusion in the Company's proxy statement and form of proxy for the 2005 annual meeting.

                                           /s/ Kevin J. Carr
                                           Kevin J. Carr, Secretary

Dated: November 17, 2004

                                   APPENDIX A

                        THE HARTFORD MUTUAL FUNDS, INC.
                       THE HARTFORD MUTUAL FUNDS II, INC.
                           HARTFORD SERIES FUND, INC.
                       HARTFORD HLS SERIES FUND II, INC.
                     THE HARTFORD INCOME SHARES FUND, INC.

                            AUDIT COMMITTEE CHARTER

                             Revised September 2004

1.   Membership

          The Audit Committee shall be composed of at least three directors:

          (a) each of whom shall not be an "interested person" of the Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;

          (b) each of whom shall not accept any consulting, advisory, or other compensatory fee from the Funds (other than fees for serving on the Board of Directors or any committee thereof) or have any other relationship to the Funds that may interfere with the exercise of such person's independence from the Funds and Fund management;

          (c) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

          (d) each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

          (e) at least one of whom shall have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

     The Audit Committee shall determine whether at least one member of the Audit Committee is an "audit committee financial expert" as defined in rules promulgated by the U.S. Securities and Exchange Commission (the

     "SEC") under the Sarbanes-Oxley Act of 2002.(1) The Audit Committee shall appoint one member as chairperson.

2.   Purposes and Scope

     The purposes and scope of responsibilities of the Audit Committee are to assist board oversight of:

     (a) the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of the service providers;

     (b) the quality, objectivity and integrity of the Funds' financial statements and the independent audit thereof;

     (c)  the Funds' compliance with legal and regulatory requirements;

     (d) the qualifications and independence of the Funds' independent accountant; and

     (e) to act as liaison between the Funds' independent accountants and the full Board of Directors.

     The Audit Committee shall report regularly to the Board of Directors with respect to the matters described in Section 3 of this Audit Committee Charter. The Funds' independent accountants shall report directly to the Audit Committee.

3.   Duties and Responsibilities

     To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) To select, retain or replace the independent accountants (subject to ratification by the Independent Directors and, if applicable, to ratification by Fund shareholders as may be required by Section 32(a) of the Investment Company Act of 1940) and, in connection therewith, to evaluate the independence of the accountants as defined by the Independence Standards Board and the SEC (including whether the independent accountants provide any con-

---------------

(1) Audit committee financial experts shall not be subject to any duties, obligations or liability that are greater than those imposed on other members of the Audit Committee and the Board of Directors. Moreover, a person determined to be an audit committee financial expert shall not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended.

    sulting services to the adviser or its affiliates), and to receive the accountants' specific representations as to their independence. The Audit Committee will continue its current practice of seeking the input of management on issues pertaining to the selection, retention or termination of independent accountants.

     (b) To compensate and oversee the work of the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting).

     (c) To review and discuss with management and independent accountants the audited annual financial statements and, where applicable, quarterly financial statements of the Funds, and prepare and deliver the Audit Committee's report required to be included in any proxy statement.

     (d)  To meet with the Funds' independent accountants:

           (i) to set and review clear hiring policies for employees or former employees of the independent accountant;

           (ii) to discuss any matters of concern relating to the Funds' financial statements, including any material adjustments to such statements recommended by the independent accountants, or other results of such audit(s);

           (iii) to review audit problems and difficulties and management's response;

           (iv) to consider the independent accountants' comments with respect to the Funds' financial policies, procedures and internal accounting and financial statement controls and management's responses thereto;

           (v) to review the opinion the independent accountants render to the Board and shareholders; and

           (vi) to review the results of internal audits of areas that impact the Funds.

     (e) To consider, in consultation with the independent accountants, (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) any other material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences.

     (f) To approve in advance (i) all audit services to be provided by the independent accountants to a Fund and (ii) all permissible non-audit services(2) to be provided by the independent accountants to a Fund and to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement related directly to the operations and financial reporting of the Fund, except for permissible non-audit services provided under a de minimis exception(3) under applicable law or regulation. The Committee may delegate the authority to grant such preapprovals to one or more designated members of the Committee, if the Committee so chooses. Any pre-approval determination of a delegate shall be presented to the full Audit Committee at its next meeting. The Audit Committee shall communicate any pre-approval made by it or a delegate to the

---------------

(2) "Permissible non-audit services" include any professional services, including tax services, provided to the Funds by the independent accountants, other than those provided to the Funds in connection with an audit or a review of the financial statements of the Funds. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Funds; (ii) financial information system design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(3) Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non- audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by the Fund, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, to the independent accountants during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its delegate(s).

          Funds to ensure that the appropriate disclosure is made in the Fund's periodic reports required by Section 13(a) of the Securities Exchange Act of 1934 and other documents as required under the federal securities laws.

     (g) To meet with the Funds' independent accountants prior to the audit to discuss the planning and staffing of the audit, including when applicable a discussion of the periodic rotation of the lead audit partner and lead review partner.

     (h) To review the fees charged to the Funds by the independent accountants for audit and permissible non-audit services.

     (i) To investigate improprieties or suspected improprieties in Fund operations.

     (j) To review and discuss periodically the Funds' policies with respect to risk assessment and risk management.

     (k) To develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by a Fund from any source regarding accounting, internal accounting and financial statement controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of a Fund and its service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

     (l) To assist the Funds, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which a Fund's shares are listed.

     (m) To cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee required by SEC Rules to be included in a Fund's annual proxy statement.

     (n) To receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Funds' ability to record, process, summarize, and report financial data and have identified for Funds' independent accountants any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds' internal controls; and (iii) whether or not there were significant changes in the Funds' internal controls or in other factors that could significantly affect the Funds' internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

     (o) To periodically discuss with management and the independent accountants the quality and adequacy of the Funds' accounting and financial reporting policies and practices, their internal controls (including the control process for reviewing and approving the Funds' internal transactions and accounting) and, as appropriate, the internal controls of service providers.

     (p) To request, obtain, review and discuss annually a report by the independent accountants describing their internal quality control procedures, material issues raised by their most recent internal quality control or peer review, or by any governmental or professional inquiry or investigation, within the preceding five years, respecting one or more independent audits carried out by the accounting firm, and any steps taken to deal with any such issues.

     (q) With respect to any closed-end Fund, to review and discuss, as applicable, press releases related to the Fund's financial reporting and financial information and financial information and earnings guidance provided to analysts and rating agencies.

     (r) To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

     (s)  To evaluate the Audit Committee's performance annually.

     (t) To perform such other functions consistent with this Audit Committee Charter, the Funds' Articles of Incorporation, the Funds' By-laws, and applicable law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

     In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Funds. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on the accuracy of the financial and other information provided to the Audit Committee by the Funds' officers and employees and its internal and external service providers, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors).

     Management is responsible for maintaining appropriate systems for accounting. The Funds' independent accountants are responsible for con-ducting a proper audit of the Funds' financial statements and are ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject to ratification by the Independent Directors and, if applicable, to ratification by Fund shareholders) and evaluate the Funds' independent accountants, to determine the compensation of the Funds' independent accountants and, where appropriate, to replace the Funds' independent accountants.

4.   Meetings

     The Audit Committee shall meet on a regular basis at least twice a year. The Funds' Chief Accounting Officer shall attend such regular meetings, along with other invited personnel of the adviser and its affiliates, including their internal accountants. The Audit Committee may also hold special meetings as circumstances require. Participation in meetings may be telephonic.

     The Audit Committee shall meet separately at least semi-annually with management, with personnel responsible for the Fund's internal audit function, and with the Funds' independent accountants, to give representatives of each the opportunity to privately discuss issues of interest to the Audit Committee. The Audit Committee shall also hold regular meetings with the Funds' Board of Directors.

5.   Resources and Authority of the Audit Committee

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s), and shall have full access to all books, records, facilities and personnel of the Funds, as needed.

6.   Annual Review and Approval

     The Audit Committee shall review and assess the adequacy of this charter at least annually and recommend any changes to the full Board of Directors. The full Board of Directors shall approve this charter at least annually. The Charter, including any amendments thereto, shall be maintained in the records of the Funds.

                                   APPENDIX B

                        THE HARTFORD MUTUAL FUNDS, INC.
                       THE HARTFORD MUTUAL FUNDS II, INC.
                           HARTFORD SERIES FUND, INC.
                       HARTFORD HLS SERIES FUND II, INC.
                     THE HARTFORD INCOME SHARES FUND, INC.

                          NOMINATING COMMITTEE CHARTER

                                Adopted May 2003

                               Revised March 2004

NOMINATING COMMITTEE MEMBERSHIP

     The Nominating Committee of The Hartford Funds (the "Committee") shall be composed entirely of Directors of the Funds that are not "interested persons" of the Funds, their investment adviser or their principal underwriter, as that term is defined in the Investment Company Act of 1940, as amended ("Independent Directors"), and may be comprised of one or more such Independent Directors. Officers of the Funds, although not members of the Committee, will nonetheless be expected to have a role in evaluating candidates and recruiting them for the Board.

BOARD NOMINATIONS AND FUNCTIONS

     The Committee shall make nominations for Independent Director membership on the Board of Directors. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Funds' investment adviser and other principal service providers. Persons selected must not be "interested persons" of the Funds, their investment adviser or their principal underwriter, as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser. In determining nominees' qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board of Directors.

     The Committee shall consider nominees recommended by shareholders if a vacancy among the Independent Directors of The Hartford Funds occurs pursuant to the procedures attached hereto as Appendix A.

     The Committee shall meet as necessary prior to a meeting of the full Board and is empowered to hold special meetings as circumstances require.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and/or independent counsel to the Independent Directors and to retain experts, as deemed appropriate, at the expense of the Funds.

     The Committee shall review these Procedures as necessary and recommend any changes to the full Board of Directors.

                 APPENDIX A TO THE NOMINATING COMMITTEE CHARTER

            PROCEDURES FOR CONSIDERATION OF SHAREHOLDER NOMINATIONS
        FOR INDEPENDENT DIRECTOR MEMBERSHIP BY THE NOMINATING COMMITTEE

1. The Nominating Committee will consider nominees recommended by shareholders if a vacancy among the Independent Directors of The Hartford Funds occurs. Each eligible shareholder or shareholder group may submit not more than one Independent Director nominee.

2. In order for the Nominating Committee to consider a nominee recommended by shareholders, the nominee, as well as the shareholder or shareholder group making the recommendation, must meet all requirements provided under applicable federal and state law and in the applicable Fund's organizational documents.

3. In order to recommend a nominee, a shareholder must send a letter to the chairperson of the Nominating Committee, in care of the Secretary of the applicable Hartford Fund at 200 Hopmeadow Street, Simsbury, CT 06089, and must include, at a minimum:

     (i)   the shareholder's contact information;

     (ii) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of applicable Fund shares owned by the proposed nominee;

     (iii) a statement as to whether the nominee is an "interested person" of the applicable Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and appropriate documentation to support the statement;

     (iv) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and

     (v) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund's proxy statement, if so designated by the Nominating Committee and the Fund's Board of Director.

    It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration due to the deficient submission.

4. A Shareholder nominee recommendation must be received by the Nominating Committee within a reasonable time period prior to the proxy submission.

5. A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Nominating Committee.

6. If the Nominating Committee receives a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the applicable Fund's voting shares for at least one year as of the date of the recommendation and the shareholder or shareholder group and their candidate provides his or her written consent at the time the recommendation is made, the Fund shall disclose in the applicable proxy statement: (1) the candidate's identity, (2) the identity of the shareholder or shareholder group making the recommendation, and (3) whether or not the Nominating Committee chose to nominate that candidate.

7. The Nominating Committee shall evaluate the qualifications of a director nominee in accordance with the guidelines attached hereto as Exhibit 1. The Nominating Committee may, in its sole discretion, consider any factors that it deems relevant in its consideration of a director nominee. Candidates submitted by shareholders shall be evaluated according to the same criteria as other director candidates.

8. The Nominating Committee may, in its sole discretion, hire third parties to assist it with identifying, screening and evaluating nominees. If a third party is used with respect to a particular election, appropriate disclosure of that fact in the relevant proxy statement shall be made in accordance with applicable law.

9. The final nomination of a prospective director rests solely with the Nominating Committee.

10. The Nominating Committee shall review these Procedures as necessary and recommend any changes to the full Board of Directors of the Hartford Funds.

                                   EXHIBIT 1
                               TO THE NOMINATING
                               COMMITTEE CHARTER

              CRITERIA FOR SELECTION OF NEW INDEPENDENT DIRECTORS

     The ideal panel of independent directors should represent a cross section of the shareholder base of the Hartford-sponsored funds and, since their duties involve oversight of the management company's and service providers' activities relative to shareholder interests, care should be given to insure that the panel of individuals brings to their deliberation education, work and personal experiences that would improve the value provided to the shareholders.

     To maintain the vitality of the panel, some mandatory turnover of members is desired and should be accomplished through a reasonable retirement policy (e.g. age 72 mandatory retirement).

     The following criteria giving no prejudice towards an individual's gender, religion or race should be considered as a minimum requirement for consideration as an independent director:

     1. Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity.

     2.   College degree or business experience equivalent to a college degree.

     3. At least one independent director should have an investment background and at least one director should have a financial/accounting background.

     4. Personal accomplishments that would provide ready acceptance by shareholders that the individual was capable of representing their interests.

     5.   An ability to invest in Hartford funds.

     6. A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders.

     7.   A person of high ethical standards.

     8. Must meet minimum standards set out in the funds' audit committee charter.

     9. Must be "financially literate" as that term is defined under New York Stock Exchange rules. For these purposes, this means the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through fund-sponsored training programs.

                       [FORM OF PROXY CARD]

--------------------------------------------------------------------------------
                       THREE EASY WAYS TO VOTE YOUR PROXY
           READ THE PROXY STATEMENT AND HAVE THE PROXY CARD AT HAND.

     TELEPHONE: Call 1-800-690-6903 and follow the recorded instructions.
     INTERNET: Go to www.proxyweb.com and follow the on-line directions.
             MAIL: Vote, sign, date and return your proxy by mail.
   IF YOU VOTE BY TELEPHONE OR INTERNET, YOU DO NOT NEED TO MAIL YOUR PROXY.
--------------------------------------------------------------------------------

*** CONTROL NUMBER: {999 999 999 99} ***

       PROXY FOR ANNUAL SHAREHOLDERS' MEETING TO BE HELD DECEMBER 15, 2004

THE HARTFORD INCOME SHARES FUND, INC.          THIS PROXY IS SOLICITED ON BEHALF
                                                       OF THE BOARD OF DIRECTORS

The undersigned appoints Robert W. Beltz, Jr., Kevin J. Carr, Tamara L. Fagely, and David M. Znamierowski and each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of The Hartford Income Shares Fund, Inc. (the "Company") held by the undersigned on October 29, 2004, at the annual Shareholders' Meeting of the Company, to be held at the offices of Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut, on Wednesday, December 15, 2004 at 8:30 a.m. Eastern Time and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

RECEIPT OF NOTICE OF ANNUAL SHAREHOLDERS' MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. MARK, SIGN, DATE, AND RETURN THIS PROXY IN THE ADDRESSED ENVELOPE--NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSES.


                              DATE _____________________________________________

                                 Please vote, date and sign and promptly return this proxy card in the enclosed envelope.

                               -------------------------------------------------

                               -------------------------------------------------
                               Shareholder(s) signs here       (SIGN IN THE BOX)

                             Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

------------------------------------------------

PLEASE FILL IN ONE OF THE BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE COMPANY.



1. TO ELECT THE FOLLOWING SEVEN NOMINEES: (01) L. S. BIRDSONG, (02) R.M. GAVIN,      FOR ALL       WITH-HOLD           FOR
(03) D.E. HILL, (04) P.O. PETERSON, (05) M.H. PRYOR, JR., (06) T.M. MARRA, (07)                       ALL              ALL
L.A. SMITH.                                                                                                          EXCEPT*
                                                                                       [ ]            [ ]
*TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S), MARK THE BOX "FOR ALL                                            [ ]        1.
EXCEPT" AND WRITE THE NOMINEE'S(S') NUMBER(S) ON THE LINE BELOW.

---------------------------------------------------------

                                                                                       FOR          AGAINST          ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT            [ ]            [ ]              [ ]        2.
PUBLIC ACCOUNTANTS FOR THE COMPANY.





















MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED ABOVE.      [ ]

         PLEASE SIGN AND DATE ON THE REVERSE SIDE.